Exhibit 99.1

At the Company
For Media:	For Investors:
Kim Hillyer	Jeff Goeser
Manager, Communications	Director, Finance and Investor Relations
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
STRONG ORGANIC GROWTH AT TD AMERITRADE CONTINUES
IN SECOND QUARTER
Quarterly earnings per share (EPS) of $0.23
Near-record trading levels and strong asset gathering
Best six months for new account growth in nine years
OMAHA, Neb., April 21, 2009 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for its second quarter of fiscal 2009, reporting strong business fundamentals and organic growth that continues in the face of a difficult market. Client engagement, both in terms of trading volume and new asset growth, combined with near-record new account openings led to a strong showing for the Company.
The Company’s results for the quarter ended Mar. 31, 2009 include the following (year-over-year comparisons): (1)
•	Net income of $132 million, or $0.23 per diluted share

•	Average client trades per day of approximately 325,000, an increase of 8 percent (2)

•	Net new assets of approximately $6 billion, or an annualized growth rate of 11 percent on client assets at the beginning of the quarter

•	Spread-based balances of approximately $27 billion, an increase of 5 percent (3)

•	Fee-based balances of approximately $59 billion, a decrease of 17 percent

•	Net revenues of $525 million, 48 percent of which were asset-based

•	Pre-tax income of $224 million, or 43 percent of net revenues

•	EBITDA of $258 million, or 49 percent of net revenues (4)

•	Annualized return on average stockholders’ equity of 18 percent

•	Client assets of approximately $225 billion, including $53 billion in client cash and money market funds
“While we still face some challenging headwinds, there are many things to be proud of this quarter,” said Fred Tomczyk, president and chief executive officer. “Our last six months speak for themselves — record trading volume, the best new account growth in nine years, and net new assets growing at an annualized rate of 10 percent of beginning client assets. We continue to manage for the other side of the cycle, taking advantage of our solid balance sheet, excellent liquidity and successful business model.”

“Our organic growth remains steady and strong,” said Bill Gerber, executive vice president and chief financial officer. “Despite a near-zero interest rate environment, our quarterly results remain solid. Looking forward, we will continue to prudently manage our business, backed by a strong, conservative balance sheet. With three credit rating agency upgrades to investment grade this quarter and our ongoing financial strength, we are in an excellent competitive position in this difficult environment.”
Stock Buy-back Completed
In the second quarter TD AMERITRADE repurchased approximately 36 million shares of its company stock at an average price of $11.88 per share. These transactions completed the Company’s stock buy-back programs. The Company has no immediate plans for additional share repurchases.
Company Re-Affirms 2009 Guidance
TD AMERITRADE has re-affirmed its full-year fiscal 2009 earnings per share range of $0.90 to $1.15. More information is available via the Company’s Outlook Statement, which is posted on www.amtd.com.
Company Hosts Conference Call
TD AMERITRADE will host its March Quarter conference call this morning, April 21, 2009, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-795-3635. Interested parties may listen to a replay of the call by dialing 888-203-1112 and the passcode 4285770. The Company will Webcast the conference call live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(5) provides a dynamic balance of investment products and services that make it the investment firm of choice for millions of retail investor and independent registered investment advisor (RIA) clients. Listed by Forbes as one of America’s best big companies, the Company offers a full spectrum of investment services, including a leading active trader program, intuitive long-term investment solutions and a national branch system, as well as relationships with one of the largest independent RIA networks.(6) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, benefits of the proposed acquisition of thinkorswim, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to obtain regulatory and shareholder approval for the proposed acquisition of thinkorswim and thereafter realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 26, 2008, and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	Beginning with fiscal 2009, Average Trades Per Day were adjusted to exclude non-revenue-generating mutual fund trades. For comparability purposes, metrics for all periods in fiscal 2008 have been adjusted to account for this change. More information is available on www.amtd.com.

(3)	Effective with the September 2008 quarter, spread-based assets excludes securities borrowing conduit-based assets. For comparability purposes, metrics for all periods in fiscal 2008 have been adjusted to account for this change.

(4)	See attached reconciliation of non-GAAP financial measures.

(5)	TD AMERITRADE, Inc., member FINRA (www.finra.org) /SIPC (www.SIPC.org), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member FINRA/SIPC. TD AMERITRADE and TD AMERITRADE Clearing, Inc. are subsidiaries of TD AMERITRADE Holding Corporation.

(6)	More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2009	Dec. 31, 2008	Mar. 31, 2008	Mar. 31, 2009	Mar. 31, 2008
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$265,442	$287,113	$244,887	$552,555	$505,156

Asset-based revenues:
Interest revenue	70,242	92,514	210,833	162,756	461,043
Brokerage interest expense	(2,837)	(7,675)	(72,956)	(10,512)	(174,075)

Net interest revenue	67,405	84,839	137,877	152,244	286,968

Money market deposit account fees	136,537	163,230	156,085	299,767	311,925
Investment product fees	48,096	69,166	77,685	117,262	145,690

Total asset-based revenues	252,038	317,235	371,647	569,273	744,583

Other revenues	8,019	6,381	6,353	14,400	14,764

Net revenues	525,499	610,729	622,887	1,136,228	1,264,503

Expenses:
Employee compensation and benefits	120,808	117,390	132,113	238,197	238,128
Fair value adjustments of compensation-related derivative instruments	—	—	—	—	764
Clearing and execution costs	15,077	15,628	9,372	30,705	21,438
Communications	17,853	18,744	17,429	36,598	34,953
Occupancy and equipment costs	29,536	30,127	25,220	59,663	50,228
Depreciation and amortization	10,635	11,503	8,887	22,138	16,582
Amortization of acquired intangible assets	15,200	15,538	14,749	30,738	28,472
Professional services	22,069	27,339	28,580	49,408	47,862
Interest on borrowings	8,244	15,637	20,604	23,881	46,330
Other	8,720	11,564	18,669	20,284	31,039
Advertising	53,097	46,697	47,310	99,794	92,766

Total expenses	301,239	310,167	322,933	611,406	608,562

Income before other income and income taxes	224,260	300,562	299,954	524,822	655,941

Other income:
Gain on sale of investments	—	—	—	—	644

Pre-tax income	224,260	300,562	299,954	524,822	656,585

Provision for income taxes	92,230	116,164	113,238	208,394	229,030

Net income	$132,030	$184,398	$186,716	$316,428	$427,555

Earnings per share — basic	$0.23	$0.31	$0.31	$0.54	$0.72
Earnings per share — diluted	$0.23	$0.31	$0.31	$0.54	$0.71

Weighted average shares outstanding — basic	573,519	591,748	594,339	582,734	594,629
Weighted average shares outstanding — diluted	581,284	600,601	603,470	591,048	603,932

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Mar. 31, 2009	Sept. 30, 2008
Assets:
Cash and cash equivalents	$1,072,642	$674,135
Short-term investments	78,738	369,133
Segregated cash and investments	2,978,441	260,000
Broker/dealer receivables	2,078,897	4,177,149
Client receivables	3,469,408	6,933,926
Goodwill and intangible assets	2,971,390	2,960,781
Other	464,724	576,398

Total assets	$13,114,240	$15,951,522

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,390,172	$5,769,676
Client payables	5,705,720	5,070,671
Long-term debt	1,433,650	1,444,000
Other	801,154	742,137

Total liabilities	10,330,696	13,026,484

Stockholders’ equity	2,783,544	2,925,038

Total liabilities and stockholders’ equity	$13,114,240	$15,951,522

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Six Months Ended
	Mar. 31, 2009	Dec. 31, 2008	Mar. 31, 2008	Mar. 31, 2009	Mar. 31, 2008
Key Metrics:
Net new assets (in billions)	$6.4	$7.8	$6.9	$14.3	$16.0
Average client trades per day(1)	324,837	357,294	300,986	341,327	306,294

Profitability Metrics:
Pre-tax income as a percentage of net revenues	42.7%	49.2%	48.2%	46.2%	51.9%
Return on client assets (annualized)	0.40%	0.49%	0.40%	0.45%	0.43%
Return on average stockholder’s equity (annualized)	18.0%	24.5%	30.2%	21.4%	36.0%
EBITDA as a percentage of net revenues	49.2%	56.2%	55.3%	52.9%	59.2%

Debt Metrics:
Interest on borrowings (in millions)	$8.2	$15.6	$20.6	$23.9	$46.3
Average debt outstanding (in billions)	$1.4	$1.5	$1.5	$1.4	$1.5
Leverage ratio (average debt/annualized EBITDA)	1.4	1.1	1.1	1.2	1.0
Interest coverage ratio (EBITDA/interest on borrowings)	31.3	22.0	16.7	25.2	16.1

Transaction-Based Revenue Metrics(1):
Total trades (in millions)	19.8	22.5	18.4	42.3	38.0
Average commissions and transaction fees per trade	$13.40	$12.76	$13.34	$13.06	$13.30
Average client trades per account (annualized)	11.5	12.9	11.5	12.2	11.8
Activity rate — total accounts	4.6%	5.1%	4.6%	4.8%	4.7%
Activity rate — funded accounts	6.4%	7.2%	6.4%	6.8%	6.6%
Trading days	61.0	63.0	61.0	124.0	124.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$7.3	$7.5	$9.9	$7.4	$9.7
Average money market deposit account balances (in billions)	$19.3	$17.9	$15.5	$18.6	$15.4

Average spread-based balance (in billions)	$26.6	$25.4	$25.4	$26.0	$25.1

Net interest revenue (excluding conduit business) (in millions)	$66.7	$82.1	$134.9	$148.8	$280.9
Money market deposit account fee revenue (in millions)	136.5	163.2	156.1	299.8	311.9

Spread-based revenue (in millions)	$203.2	$245.3	$291.0	$448.6	$592.8

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.63%	4.27%	5.40%	3.96%	5.68%
Avg. annualized yield — money market deposit account fees	2.83%	3.57%	3.98%	3.19%	3.99%
Net interest margin (NIM)	3.05%	3.78%	4.53%	3.41%	4.65%

Interest days	90	92	91	182	183

Fee-Based Investment Metrics:
Average balance (in billions)	$58.9	$62.8	$70.8	$60.9	$64.7
Investment product fee revenue (in millions)	$48.1	$69.2	$77.7	$117.3	$145.7
Average annualized yield	0.33%	0.43%	0.43%	0.38%	0.44%

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,052,000	6,895,000	6,475,000	6,895,000	6,380,000
New accounts opened	194,000	217,000	214,000	410,000	363,000
Accounts purchased	—	—	102,000	—	102,000
Accounts closed	(51,000)	(60,000)	(60,000)	(110,000)	(114,000)

Total accounts (end of period)	7,195,000	7,052,000	6,731,000	7,195,000	6,731,000

Percentage change during period	2%	2%	4%	4%	6%

Funded accounts (beginning of period)	5,013,000	4,918,000	4,643,000	4,918,000	4,597,000
Funded accounts (end of period)	5,105,000	5,013,000	4,814,000	5,105,000	4,814,000
Percentage change during period	2%	2%	4%	4%	5%

Client assets (beginning of period, in billions)	$233.8	$278.0	$300.4	$278.0	$302.7
Client assets (end of period, in billions)	$224.9	$233.8	$306.1	$224.9	$306.1
Percentage change during period	(4%)	(16%)	2%	(19%)	1%

(1)	Effective in October 2007, total trades have been adjusted to exclude non-revenue generating mutual fund trades.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Six Months Ended
	Mar. 31, 2009	Dec. 31, 2008	Mar. 31, 2008	Mar. 31, 2009	Mar. 31, 2008
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$2.0	$1.7	$0.0	$1.8	$0.0
Average annualized yield	0.14%	0.38%	3.73%	0.25%	3.76%

Interest revenue (in millions)	$0.7	$1.6	$0.2	$2.3	$0.2

Client margin balances:
Average balance (in billions)	$3.9	$4.5	$8.1	$4.2	$8.3
Average annualized yield	5.13%	5.64%	6.61%	5.40%	7.03%

Interest revenue (in millions)	$49.7	$64.8	$135.8	$114.5	$297.9

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.3	$0.2	$0.4	$0.3	$0.5
Average securities lending balance (in billions)	$0.9	$1.3	$3.3	$1.1	$3.4

Interest revenue (in millions)	$16.1	$17.2	$12.0	$33.4	$21.4
Interest expense (in millions)	(0.3)	(1.6)	(16.0)	(2.0)	(38.7)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$15.8	$15.6	($4.0)	$31.4	($17.3)

Other cash and interest earning investments:
Average balance (in billions)	$1.1	$1.1	$1.4	$1.1	$0.9
Average annualized yield	0.36%	0.63%	3.07%	0.49%	3.53%

Interest revenue — net (in millions)	$1.1	$1.7	$10.4	$2.9	$17.2

Client credit balances:
Average balance (in billions)	$4.2	$4.2	$4.4	$4.2	$4.0
Average annualized cost	0.06%	0.15%	0.68%	0.11%	0.85%

Interest expense (in millions)	($0.6)	($1.6)	($7.5)	($2.3)	($17.1)

Average interest-earning assets (excluding conduit business) (in billions)	$7.3	$7.5	$9.9	$7.4	$9.7
Average annualized yield (excluding conduit business)	3.63%	4.27%	5.40%	3.96%	5.68%

Net interest revenue (excluding conduit business) (in millions)	$66.7	$82.1	$134.9	$148.8	$280.9

Conduit Business:
Average balance (in billions)	$1.4	$1.6	$5.8	$1.5	$5.9

Securities borrowing — conduit business:
Average annualized yield	0.62%	1.56%	3.29%	1.12%	3.95%

Interest revenue (in millions)	$2.2	$6.4	$47.9	$8.6	$119.3

Securities lending — conduit business:
Average annualized cost	0.42%	0.90%	3.08%	0.68%	3.75%

Interest expense (in millions)	($1.5)	($3.7)	($44.9)	($5.2)	($113.2)

Average interest-earning assets — conduit business (in billions)	$1.4	$1.6	$5.8	$1.5	$5.9
Average annualized yield — conduit business	0.20%	0.65%	0.21%	0.44%	0.20%

Net interest revenue — conduit business (in millions)	$0.7	$2.7	$3.0	$3.4	$6.1

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$7.3	$7.5	$9.9	$7.4	$9.7
Average interest-earning assets — conduit business (in billions)	1.4	1.6	5.8	1.5	5.9

Average interest-earning assets — total (in billions)	$8.7	$9.1	$15.7	$8.9	$15.6

Average annualized yield — total	3.07%	3.63%	3.49%	3.36%	3.60%

Net interest revenue (excluding conduit business) (in millions)	$66.7	$82.1	$134.9	$148.8	$280.9
Net interest revenue — conduit business (in millions)	0.7	2.7	3.0	3.4	6.1

Net interest revenue — total (in millions)	$67.4	$84.8	$137.9	$152.2	$287.0

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Six Months Ended
	Mar. 31, 2009		Dec. 31, 2008		Mar. 31, 2008		Mar. 31, 2009		Mar. 31, 2008
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$258,339	49.2%	$343,240	56.2%	$344,194	55.3%	$601,579	52.9%	$747,969	59.2%
Less:
Depreciation and amortization	(10,635)	(2.0%)	(11,503)	(1.9%)	(8,887)	(1.4%)	(22,138)	(1.9%)	(16,582)	(1.3%)
Amortization of acquired intangible assets	(15,200)	(2.9%)	(15,538)	(2.5%)	(14,749)	(2.4%)	(30,738)	(2.7%)	(28,472)	(2.3%)
Interest on borrowings	(8,244)	(1.6%)	(15,637)	(2.6%)	(20,604)	(3.3%)	(23,881)	(2.1%)	(46,330)	(3.7%)

Pre-tax income	$224,260	42.7%	$300,562	49.2%	$299,954	48.2%	$524,822	46.2%	$656,585	51.9%

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a Non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. The consolidated leverage ratio determines the interest rate margin charged on the senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.